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                                                                    EXHIBIT 10.5


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is entered into effective as of the 30th day of June, 1998 by PRECISION RESPONSE CORPORATION (as "Borrower"), and NATIONSBANK, N.A., as a Bank and as an Agent under that certain Credit Agreement dated March 2, 1998 ("NationsBank").


                              W I T N E S S E T H:


     WHEREAS, that certain Revolving Credit Agreement (the "Credit Agreement") was executed as of March 2, 1998 by Borrower and NationsBank; and

     WHEREAS, the parties desire to modify the Credit Agreement as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby modify the Credit Agreement as follows:

     1. A new definition is hereby inserted in Section 1.01, as follows:

     "Harland Debt" means the indebtedness evidenced by that certain Consolidated Renewal Promissory Note and Mortgage each dated as of May 29, 1998 executed by Borrower in favor of NationsBank.

     2. Section 6.03 is hereby modified in its entirety to read as follows:

        Section 6.03 Fixed Charge Coverage Ratio. Permit the ratio of (a) the sum of EBITDA for any Four-Quarter Period plus Rents Expense for such Four-Quarter Period to (b) the sum of interest expense for such Four-Quarter Period plus Rents Expense for such Four-Quarter Period plus income tax expense for such Four-Quarter Period plus 20% of Funded Debt (but excluding the Harland
Debt) outstanding as of the last day of the applicable Four-Quarter Period plus the current maturities of the Harland Debt to be less than 2.00 to 1.00 as of the last day of each Four-Quarter Period.

     3. Except as expressly modified herein, the Credit Agreement is hereby reaffirmed in its entirety.

                                     PRECISION RESPONSE CORPORATION,
                                     as the Borrower


                                     By: /s/ Joseph E. Gillis
                                         -----------------------------------
                                     Name: Joseph E. Gillis
                                           ---------------------------------
                                     Title: Vice President and Treasurer
                                            --------------------------------

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                                     NATIONSBANK, N.A., as Agent and as a Bank
                                     under the Credit Agreement

                                     By: /s/ Charles E. Porter
                                         -----------------------------------
                                     Name: Charles E. Porter
                                           ---------------------------------
                                     Title: Senior Vice President
                                            --------------------------------



COMMONWEALTH OF THE BAHAMAS )
                            )
OF NEW PROVIDENCE           )



     The foregoing instrument was acknowledged before me this 12th day of August, 1998 by Joseph E. Gillis, as Vice President and Treasurer of Precision Response Corporation, a Florida corporation, who [ ] or [ ] has produced Passport #042714108 as identification.

                                     (Seal)


                             /s/ M. Robinson
                             -----------------------------------------
                             Notary Public

                             My commission expires: 31/12/98


COMMONWEALTH OF THE BAHAMAS )
                            )
OF NEW PROVIDENCE           )

     The foregoing instrument was acknowledged before me this 12th day of August, 1998 by Charles E. Porter, as Vice President of NationsBank N.A., a national banking association, who [ ] or [ ] has produced Passport #0452785281 as identification.

                                       (Seal)

                             /s/ M. Robinson
                             -----------------------------------------
                             Notary Public

                             My commission expires: 31/12/98












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